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PAGE 1 OF 2 OF POWER OF ATTORNEY TO U.S. BANCORP REGISTRATION STATEMENT ON FORM
S-3.

                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     SIGNATURE                     TITLE                              DATE


                              Chairman, President, Chief         April 20, 1999
-------------------------     Executive Officer and
John F. Grundhofer            Director (principal
                              executive officer)

                              Executive Vice President and       April 20, 1999
-------------------------     Chief Financial Officer
Susan E. Lester               (principal financial officer)

                              Senior Vice President and          April 20, 1999
-------------------------     Controller
Terrance R. Dolan             (principal accounting officer)

/s/ Linda L. Ahlers           Director                           April 20, 1999
-------------------------
Linda L. Ahlers

/s/ Harry L. Bettis           Director                           April 20, 1999
-------------------------
Harry L. Bettis

/s/ Arthur D. Collins, Jr.    Director                           April 20, 1999
-------------------------
Arthur D. Collins, Jr.

/s/ Peter H. Coors            Director                           April 20, 1999
-------------------------
Peter H. Coors

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PAGE 2 OF 2 OF POWER OF ATTORNEY TO U.S. BANCORP REGISTRATION STATEMENT ON FORM
S-3.

/s/ Robert L. Dryden          Director                           April 20, 1999
-------------------------
Robert L. Dryden

/s/ Joshua Green III          Director                           April 20, 1999
-------------------------
Joshua Green III

/s/ Delbert W. Johnson        Director                           April 20, 1999
-------------------------
Delbert W. Johnson

/s/ Joel W. Johnson           Director                           April 20, 1999
-------------------------
Joel W. Johnson

/s/ Jerry W. Levin            Director                           April 20, 1999
-------------------------
Jerry W. Levin

/s/ Edward J. Phillips        Director                           April 20, 1999
-------------------------
Edward J. Phillips

/s/ Paul A. Redmond           Director                           April 20, 1999
-------------------------
Paul A. Redmond

/s/ Richard G. Reiten         Director                           April 20, 1999
-------------------------
Richard G. Reiten

/s/ S. Walter Richey          Director                           April 20, 1999
-------------------------
S. Walter Richey

/s/ Warren R. Staley          Director                           April 20, 1999
-------------------------
Warren R. Staley